Subsequent events	6 Months Ended
Mar. 31, 2023
Subsequent events
Subsequent events

Note 14 – Subsequent events

1.On July 12, 2023, the Company entered into a securities purchase agreement with certain purchasers (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers and the Purchasers agreed to purchase from the Company, an aggregate of 21,052,632 ordinary shares, par value $0.025 per share of the Company, at a price of $0.38 per share for aggregate gross proceeds of $8 million (the “Transaction”).

On July 18, 2023, the Company closed the Transaction.

2.Subsequent to March 31, 2023, the Company entered into 13 loan agreements with five financial institutions and obtained a total of $1.5 million short-term loans from one financial institution at a weighted average effective interest rate of 3.5% per annum and weighted average of one year loan period; and a total of $0.7 million long-term loans from four financial institutions at a weighted average effective interest rate of 2.6% per annum and weighted average of two years loan period. These loans are all guaranteed by a related party, Mr. Dehong Zhang, Ms Yefang Zhang's, CEO of the Company, brother, for the outstanding principal and interest and is collateralized by a property owned by Mr. Dehong Zhang for additional security.

3. On April 7, 2023 and May 3, 2023, the Investor redeemed $0.15 million and $0.2 million of the outstanding balance at a conversion price of $0.3645 and $0.3501 and 411,522 and 571,265 ordinary shares were issued as a result of conversion, respectively.

On June 16, 2023 and July 25, 2023, the Investor redeemed $0.2 million and $0.35 million of the outstanding balance at a conversion price of $0.3599 and $0.3622 and 561,955 and 966,316 ordinary shares were issued as a result of conversion, respectively.